                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

     I hereby constitute and appoint M. Michele Burns and James M. Whitehurst, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-4 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of $248 million aggregate principal amount of 10% Senior Notes due 2008 of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 9th day of January, 2004.


                                     /s/ Gerald Grinstein
                                     ---------------------------------------
                                     Gerald Grinstein
                                     Director and Chief Executive Officer
                                     Delta Air Lines, Inc.

                               POWER OF ATTORNEY

     I hereby constitute and appoint M. Michele Burns and James M. Whitehurst, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-4 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of $248 million aggregate principal amount of 10% Senior Notes due 2008 of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 9th day of January, 2004.



                                       /s/ Leo F. Mullin
                                       ---------------------------------
                                       Director
                                       Delta Air Lines, Inc.

                                POWER OF ATTORNEY

     I hereby constitute and appoint M. Michele Burns and James M. Whitehurst, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-4 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of $248 million aggregate principal amount of 10% Senior Notes due 2008 of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 9th day of January, 2004.




                                         /s/ Edward H. Budd
                                         -----------------------------------
                                         Director
                                         Delta Air Lines, Inc.

                                POWER OF ATTORNEY

     I hereby constitute and appoint M. Michele Burns and James M. Whitehurst, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-4 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of $248 million aggregate principal amount of 10% Senior Notes due 2008 of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 9th day of January, 2004.




                                     /s/ George M. C. Fisher
                                     -----------------------------------
                                     Director
                                     Delta Air Lines, Inc.

                                POWER OF ATTORNEY

     I hereby constitute and appoint M. Michele Burns and James M. Whitehurst, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-4 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of $248 million aggregate principal amount of 10% Senior Notes due 2008 of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 9th day of January, 2004.




                                         /s/ David R. Goode
                                         ----------------------------------
                                         Director
                                         Delta Air Lines, Inc.

                                POWER OF ATTORNEY

     I hereby constitute and appoint M. Michele Burns and James M. Whitehurst, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-4 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of $248 million aggregate principal amount of 10% Senior Notes due 2008 of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 9th day of January, 2004.




                                      /s/ James M. Kilts
                                      ---------------------------------
                                      Director
                                      Delta Air Lines, Inc.

                                POWER OF ATTORNEY

     I hereby constitute and appoint M. Michele Burns and James M. Whitehurst, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-4 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of $248 million aggregate principal amount of 10% Senior Notes due 2008 of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 9th day of January, 2004.




                                      /s/ John F. Smith, Jr.
                                      ---------------------------------
                                      Director
                                      Delta Air Lines, Inc.

                                POWER OF ATTORNEY

     I hereby constitute and appoint M. Michele Burns and James M. Whitehurst, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-4 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of $248 million aggregate principal amount of 10% Senior Notes due 2008 of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 9th day of January, 2004.




                                     /s/ Joan E. Spero
                                     ----------------------------------
                                     Director
                                     Delta Air Lines, Inc.

                                POWER OF ATTORNEY

     I hereby constitute and appoint M. Michele Burns and James M. Whitehurst, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-4 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of $248 million aggregate principal amount of 10% Senior Notes due 2008 of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 9th day of January, 2004.




                                     /s/ Larry D. Thompson
                                     -----------------------------------
                                     Director
                                     Delta Air Lines, Inc.

                                POWER OF ATTORNEY

     I hereby constitute and appoint M. Michele Burns and James M. Whitehurst, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-4 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of $248 million aggregate principal amount of 10% Senior Notes due 2008 of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 9th day of January, 2004.




                                      /s/ Andrew J. Young
                                      -----------------------------------
                                      Director
                                      Delta Air Lines, Inc.